FSV-2 P1, P2, P4 10/14

Supplement Dated OCTOBER 1, 2014

to the ProspectusES DATED MAY 1, 2014

of

FRANKLIN small caP value VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Fund Summary “Portfolio Managers” section beginning on page FSV-S4 is revised to remove references to William J. Lippman and revise Donald G. Taylor’s biography to the following:

Portfolio Managers

Steven B. Raineri   Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2012.

Donald G. Taylor, CPA   President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since inception (1998).

Bruce C. Baughman, CPA   Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

II. The portfolio management team in the “Fund Details–Management” section beginning on page FSV-D4 is revised to remove references to William J. Lippman and revise Donald G. Taylor’s title to the following:

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri Portfolio Manager of Advisory Services	Mr. Raineri has been a co-lead portfolio manager of the Fund since 2012. He joined Franklin Templeton Investments in 2005.

Donald G. Taylor, CPA President and Chief Investment Officer of Advisory Services	Mr. Taylor has been a portfolio manager of the Fund since its inception (1998). He joined Franklin Templeton Investments in 1996.

Bruce C. Baughman, CPA Senior Vice President of Advisory Services	Mr. Baughman has been a portfolio manager of the Fund since its inception (1998). He joined Franklin Templeton Investments in 1988.

Mr. Raineri, as co-lead portfolio manager of the Fund, has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Baughman and Mr. Taylor provide support to the lead portfolio manager(s) of the Fund as needed.

Please keep this supplement with your prospectus for future reference.